                                                                 EXHIBIT g(1)(i)

[ING FUNDS LOGO]

October 29, 2003

Ms. Mary Jean Milner
Vice President, Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING PIMCO High Yield Portfolio and ING Stock Index Portfolio, two newly established funds of ING Investors Trust (the "New Funds") to be included on the Amended Exhibit A to the Agreements as of November 5, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the New Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,

                                             /s/ Michael J. Roland
                                             Michael J. Roland
                                             Executive Vice President & Chief
                                             Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ Edward G. McGann
    -----------------------
Name:  EDWARD G. McGANN
Title: VICE PRESIDENT, Duly Authorized

7337 E. Doubletree Ranch Rd.      Tel: 480-477-3000         ING Investments, LLC
Scottsdale, AZ 85258-2034         Fax: 480-477-2700
                                  www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                           EFFECTIVE DATE
-----                                                           --------------
ING EQUITY TRUST
   ING Convertible Fund                                          June 9, 2003
   ING Disciplined LargeCap Fund                                 June 9, 2003
   ING Equity and Bond Fund                                      June 9, 2003
   ING Financial Services Fund                                   June 9, 2003
   ING Growth Opportunities Fund                                 June 9, 2003
   ING LargeCap Growth Fund                                      June 9, 2003
   ING Large Company Value Fund                                  June 9, 2003
   ING MidCap Opportunities Fund                                 June 9, 2003
   ING MidCap Value Fund                                         June 9, 2003
   ING Principal Protection Fund                                 June 2, 2003
   ING Principal Protection Fund II                              June 2, 2003
   ING Principal Protection Fund III                             June 2, 2003
   ING Principal Protection Fund IV                              June 2, 2003
   ING Principal Protection Fund V                               June 2, 2003
   ING Principal Protection Fund VI                              June 2, 2003
   ING Principal Protection Fund VII                              May 1, 2003
   ING Principal Protection Fund VIII                          October 1, 2003
   ING Principal Protection Fund IX                                 TBD
   ING Real Estate Fund                                          June 9, 2003
   ING SmallCap Opportunities Fund                               June 9, 2003
   ING SmallCap Value Fund                                       June 9, 2003
   ING Tax Efficient Equity Fund                                 June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                April 7, 2003
   ING GNMA Income Fund                                         April 7, 2003
   ING High Yield Bond Fund                                     April 7, 2003
   ING High Yield Opportunity Fund                              April 7, 2003
   ING Intermediate Bond Fund                                   April 7, 2003
   ING Lexington Money Market Trust                             April 7, 2003
   ING Money Market Fund                                        April 7, 2003
   ING National Tax-Exempt Bond Fund                            April 7, 2003
   ING Strategic Bond Fund                                      April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                      July 14, 2003
   ING GET Fund - Series E                                      July 14, 2003
   ING GET Fund - Series G                                      July 14, 2003
   ING GET Fund - Series H                                      July 14, 2003
   ING GET Fund - Series I                                      July 14, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                       July 14, 2003
   ING GET Fund - Series K                                       July 14, 2003
   ING GET Fund - Series L                                       July 14, 2003
   ING GET Fund - Series M                                       July 14, 2003
   ING GET Fund - Series N                                       July 14, 2003
   ING GET Fund - Series P                                       July 14, 2003
   ING GET Fund - Series Q                                       July 14, 2003
   ING GET Fund - Series R                                       July 14, 2003
   ING GET Fund - Series S                                       July 14, 2003
   ING GET Fund - Series T                                       July 14, 2003
   ING GET Fund - Series U                                       July 14, 2003
   ING GET Fund - Series V                                      March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                               June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                          January 6, 2003
  ING AIM Mid Cap Growth Portfolio                              January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
  ING American Funds Growth Portfolio                          September 2, 2003
  ING American Funds Growth-Income Portfolio                   September 2, 2003
  ING American Funds International Portfolio                   September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio                January 13, 2003
  ING Capital Guardian Managed Global Portfolio                 January 13, 2003
  ING Capital Guardian Small Cap Portfolio                      January 13, 2003
  ING Developing World Portfolio                                January 13, 2003
  ING Eagle Asset Value Equity Portfolio                        January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                     January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio           January 6, 2003
  ING Hard Assets Portfolio                                     January 13, 2003
  ING International Portfolio                                   January 13, 2003
  ING Janus Growth and Income Portfolio                         January 13, 2003
  ING Janus Special Equity Portfolio                            January 13, 2003
  ING Jennison Equity Opportunities Portfolio                   January 6, 2003
  ING JPMorgan Fleming Small Cap Equity Portfolio               January 13, 2003
  ING Julius Baer Foreign Portfolio                             January 13, 2003
  ING Limited Maturity Bond Portfolio                           January 6, 2003
  ING Liquid Assets Portfolio                                   January 6, 2003
  ING Marsico Growth Portfolio                                  January 13, 2003
  ING Mercury Focus Value Portfolio                             January 6, 2003
  ING Mercury Fundamental Growth Portfolio                      January 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                             January 13, 2003
   ING MFS Research Portfolio                                   January 13, 2003
   ING MFS Total Return Portfolio                               January 13, 2003
   ING PIMCO Core Bond Portfolio                                January 13, 2003
   ING PIMCO High Yield Portfolio                               November 5, 2003
   ING Salomon Brothers All Cap Portfolio                       January 6, 2003
   ING Salomon Brothers Investors Portfolio                     January 6, 2003
   ING Stock Index Portfolio                                    November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio             January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
   ING UBS U.S. Balanced Portfolio                              January 6, 2003
   ING Van Kampen Equity Growth Portfolio                       January 13, 2003
   ING Van Kampen Global Franchise Portfolio                    January 13, 2003
   ING Van Kampen Growth and Income Portfolio                   January 13, 2003
   ING Van Kampen Real Estate Portfolio                         January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                       June 9, 2003
   ING International Value Fund                                November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                 November 3, 2003
   ING Foreign Fund                                              July 1, 2003
   ING Global Equity Dividend Fund                             September 2, 2003
   ING Global Real Estate Fund                                  November 3, 2003
   ING International Fund                                       November 3, 2003
   ING International SmallCap Growth Fund                       November 3, 2003
   ING Precious Metals Fund                                     November 3, 2003
   ING Russia Fund                                              November 3, 2003
   ING Worldwide Growth Fund                                    November 3, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                       June 2, 2003
   ING Aeltus Money Market Fund                                  June 2, 2003
   ING Balanced Fund                                             June 2, 2003
   ING Bond Fund                                                 June 2, 2003
   ING Classic Principal Protection Fund I                       June 2, 2003
   ING Classic Principal Protection Fund II                      June 2, 2003
   ING Classic Principal Protection Fund III                     June 2, 2003
   ING Classic Principal Protection Fund IV                      June 2, 2003
   ING Government Fund                                           June 2, 2003
   ING Growth Fund                                               June 9, 2003
   ING Growth and Income Fund                                    June 9, 2003
   ING Index Plus LargeCap Fund                                  June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
   ING Index Plus MidCap Fund                                    June 9, 2003
   ING Index Plus Protection Fund                                June 2, 2003
   ING Index Plus SmallCap Fund                                  June 9, 2003
   ING International Growth Fund                                November 3, 2003
   ING Small Company Fund                                        June 9, 2003
   ING Strategic Allocation Balanced Fund                        June 2, 2003
   ING Strategic Allocation Growth Fund                          June 2, 2003
   ING Strategic Allocation Income Fund                          June 2, 2003
   ING Technology Fund                                           June 2, 2003
   ING Value Opportunity Fund                                    June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio                July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                  July 7, 2003
   ING VP Strategic Allocation Income Portfolio                  July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                            July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                       June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                     September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                            TBD
   ING GET U.S. Core Portfolio - Series 4                            TBD
   ING GET U.S. Core Portfolio - Series 5                            TBD
   ING GET U.S. Core Portfolio - Series 6                            TBD
   ING GET U.S. Opportunity Portfolio - Series 1                     TBD
   ING GET U.S. Opportunity Portfolio - Series 2                     TBD
   ING VP Worldwide Growth Portfolio                           November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                       July 7, 2003
   ING VP Index Plus LargeCap Portfolio                          July 7, 2003
   ING VP Index Plus MidCap Portfolio                            July 7, 2003
   ING VP Index Plus SmallCap Portfolio                          July 7, 2003
   ING VP International Equity Portfolio                       November 3, 2003
   ING VP Small Company Portfolio                                July 7, 2003
   ING VP Technology Portfolio                                   July 7, 2003
   ING VP Value Opportunity Portfolio                            July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                October 6, 2003
   ING VP Disciplined LargeCap Portfolio                       October 6, 2003
   ING VP Growth + Value Portfolio                             October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VARIABLE PRODUCTS TRUST (CONTINUED)
    ING VP Growth Opportunities Portfolio                       October 6, 2003
    ING VP High Yield Bond Portfolio                            October 6, 2003
    ING VP International Value Portfolio                       November 3, 2003
    ING VP Large Company Value Portfolio                        October 6, 2003
    ING VP LargeCap Growth Portfolio                            October 6, 2003
    ING VP MagnaCap Portfolio                                   October 6, 2003
    ING VP MidCap Opportunities Portfolio                       October 6, 2003
    ING VP SmallCap Opportunities Portfolio                     October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                  July 7, 2003

ING VP BOND PORTFOLIO                                            July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                             November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                    July 7, 2003

ING VP NATURAL RESOURCES TRUST                                  October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                               October 6, 2003
   The Bond Portfolio                                           October 6, 2003
   The Money Market Portfolio                                   October 6, 2003
   The Stock Portfolio                                          October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.